SUPPLEMENT TO THE FIDELITY ADVISOR FUNDS
   CLASS A, CLASS T, AND CLASS B AUGUST 30,     1996 PROSPECTUS
   The following information replaces the similar information under the heading "FMR and Its Affiliates" in the "Charter" section beginning on page 28.
Katherine Collins is manager of Advisor Mid Cap, which she has managed since January 1997. She also manages another Fidelity fund. Since joining Fidelity in 1990, Ms. Collins has worked as an analyst and manager. Lawrence Rakers is manager of Advisor Natural Resources, which he has managed since January 1997. He also manages other Fidelity funds. Mr. Rakers joined Fidelity as an analyst in 1993. Previously, he was a project engineer for Loral Corporation from 1986 to 1993.
Jennifer S. Uhrig is Vice President and manager of Advisor Equity Growth, which she has managed since January 1997. She also manages another Fidelity fund. Since joining Fidelity in 1987, Ms. Uhrig has worked as an analyst and manager.
Effective January 2, 1997, Fidelity Advisor Income & Growth was renamed Fidelity Advisor Balanced Fund.
Effective January 2, 1997, the following information replaces the similar information found in the "Who May Want to Invest" section beginning on page 3.
In determining which class of shares is the most appropriate for you, you should consider, among other factors, the length of time you intend to hold your shares. In general, because of its higher front-end load, Class A shares have higher costs than Class T for a short holding period and, because of their lower 12b-1 fees, lower costs than Class T for a longer holding period. If you are planning to invest a significant amount either at one time or through a regular investment program, you should consider the reduced sales charges available on Class A and Class T shares. If you prefer not to pay a front-end sales charge and plan to hold your shares for more than three or six years, as applicable, you should consider Class B shares. While Class B shares are subject to higher ongoing expenses, they are sold without a front-end sales charge so your entire purchase amount is immediately invested. However, if you sell your Class B shares within three or six years, as applicable, you will normally pay a CDSC that varies depending on how long you have held your shares.
Effective January 2, 1997, the following information replaces the similar information found in the "Expenses" section beginning on page 4.
A CDSC is imposed on Class B shares only if you redeem Class B shares within three years of purchase for Intermediate Bond and Intermediate Municipal Income, or within six years of purchase for all other funds. See "Transaction Details," page 51, for information about the CDSC.



                                                                                           Class          Class          Class B
                                                                                           A              T

Maximum CDSC for all funds that offer Class B shares (except the Intermediate-Term
Bond Funds)                                                                                None           None           5.00%[A]
(as a % of the lesser of original purchase price or redemption proceeds)                                  [C]


[A] DECLINES OVER 6 YEARS FROM 5.00% TO 0%.
[C] A CONTINGENT DEFERRED SALES CHARGE OF 0.25% IS ASSESSED ON CERTAIN REDEMPTIONS OF CLASS T SHARES THAT WERE PURCHASED WITHOUT AN INITIAL SALES CHARGE. SEE "TRANSACTION DETAILS."
EXPENSE TABLE EXAMPLE: You would pay the following expenses, including the maximum front-end sales charge or CDSC, as applicable, on a $1,000 investment, assuming a 5% annual return and either full redemption or no redemption, at the end of each time period:
EQUITY FUNDS
                                         Examples

                                         Full       No
                                         Redempti   Redempti
                                         on         on

                                         Class B    Class B

OVERSEAS                  After 1 year   $74[A]     $24

                          After 3        $103[A     $73
                          years          ]

                          After 5        $145[A     $125
                          years          ]

                          After 10       $239       $239
                          years[B]

MID CAP                   After 1 year   $72[A]     $22

                          After 3        $99[A]     $69
                          years

NATURAL RESOURCES         After 1 year   $72[A]     $22

                          After 3        $97[A]     $67
                          years

                          After 5        $135[A     $115
                          years          ]

                          After 10       $221       $221
                          years[B]

STRATEGIC OPPORTUNITIES   After 1 year   $71[A]     $21

                          After 3        $96[A]     $66
                          years

                          After 5        $133[A     $113
                          years          ]

                          After 10       $217       $217
                          years[B]

LARGE CAP                 After 1 year   $73[A]     $23

                          After 3        $101[A     $71
                          years          ]

EQUITY INCOME             After 1 year   $69[A]     $19

                          After 3        $88[A]     $58
                          years

                          After 5        $120[A     $100
                          years          ]

                          After 10       $188       $188
                          years [B]

[A] REFLECTS DEDUCTION OF APPLICABLE CDSC.
[B] REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SEVEN
YEARS.
TAXABLE INCOME FUNDS
                                          Examples

                                          Full        No
                                          Redempti    Redempti
                                          on          on

                                          Class B     Class B

EMERGING MARKETS INCOME   After 1 year     $72[A]     $22

                          After 3 years    $97[A]     $67

                          After 5 years    $135[A     $115
                                          ]

                          After 10         $220       $220
                          years[B]

HIGH YIELD                After 1 year    $69[A]      $19

                          After 3 years   $90[A]      $60

                          After 5 years   $123[A]     $103

                          After 10         $193       $193
                          years[B]

STRATEGIC INCOME          After 1 year    $70[A]      $20

                          After 3 years   $93[A]      $63

                          After 5 years   $128[A]     $108

                          After 10         $204       $204
                          years[B]

GOVERNMENT INVESTMENT     After 1 year    $67[A]      $17

                          After 3 years   $82[A]      $52

                          After 5 years    $110[A]    $90

                          After 10         $166       $166
                          years[B]

INTERMEDIATE BOND         After 1 year    $47[A]      $17

                          After 3         $62[A]      $52
                          years

                          After 5          $81        $81
                          years[C]

                          After 10         $140       $140
                          years[C]

MUNICIPAL FUNDS
                                                Examples

                                                Full       No
                                                Redempti   Redempti
                                                on         on

                                                Class B    Class B

HIGH INCOME MUNICIPAL           After 1 year    $67[A]     $17

                                After 3         $82[A]     $52
                                years

                                After 5         $110[A]    $90
                                years

                                After 10         $166      $166
                                years[B]

INTERMEDIATE MUNICIPAL INCOME   After 1 year    $47[A]     $17

                                After 3 years   $62[A]     $52

                                After 5          $81       $81
                                years[C]

                                After 10         $140      $140
                                years[C]

[A] REFLECTS DEDUCTION OF APPLICABLE CDSC.
[B] REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SEVEN
YEARS.
[C] REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER FOUR
YEARS.
STATE MUNICIPAL FUNDS
                                             Examples

                                             Full       No
                                             Redempti   Redempti
                                             on         on

                                             Class B    Class B

CALIFORNIA MUNICIPAL INCOME   After 1 year   $67 [A]    $17

                              After 3        $82[A]     $52
                              years

NEW YORK MUNICIPAL INCOME     After 1 year   $67[A]     $17

                              After 3        $82[A]     $52
                              years

[A] REFLECTS DEDUCTION OF APPLICABLE CDSC.
THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY. Effective January 1, 1997, FMR has voluntarily agreed to reimburse Class A and Class T of Equity Growth to the extent that total operating expenses as a percentage of their respective average net assets exceed 1.75% and 2.00%, respectively.
Effective January 2, 1997, the following information replaces the similar information found in the "Performance" section beginning on page 23.
GROWTH FUNDS - CLASS B

                                        Average Annual Total Return E       Cumulative Total Return E

                                        Past 1    Past 5    10 years/       Past 6    Past 1    Past 5    10 years/
                                        year      years     Life of fund+   months    year      years     Life of fund+

OVERSEAS - CLASS B (LOAD ADJ.)[A][B]    7.61%     10.57     8.10%           5.02%     7.61%     65.27     59.88
                                                  %                                             %         %

MID CAP - CLASS B (LOAD ADJ.)[A][C]     n/a       n/a       n/a             n/a       n/a       n/a       7.40%

NATURAL RESOURCES - CLASS B             28.76     17.26     17.32           20.69     28.76     121.7     279.1
(LOAD ADJ.)[A][B]                       %         %         %               %         %         0%        2%

STRATEGIC OPPORTUNITIES - CLASS B       10.14     12.89     11.57           -5.18     10.14     83.31     198.9
(LOAD ADJ.) [A][D]                      %         %         %               %         %         %         3%

LARGE CAP - CLASS B (LOAD ADJ.)[A][C]   n/a       n/a       n/a             n/a       n/a       n/a       -1.70
                                                                                                          %

EQUITY INCOME - CLASS B (LOAD           16.68     16.36     12.53           3.07%     16.68     113.3     225.5
ADJ.)[A][C]                             %         %         %                         %         6%        0%


TAXABLE INCOME FUNDS - CLASS B

                                         Average Annual Total ReturnE        Cumulative Total ReturnE

                                         Past 1    Past 5    10 years/       Past 6    Past 1    Past 5    10 years/
                                         year      years     Life of fund+   months    year      years     Life of fund+

EMERGING MARKETS INCOME - CLASS B        25.22     n/a       7.97%           7.84%     25.22     n/a       19.37
(LOAD ADJ.)[A][D]                        %                                             %                   %

HIGH YIELD - CLASS B (LOAD ADJ.)[A][B]   8.78%     15.58     13.60           0.94%     8.78%     106.2     228.5
                                                   %         %                                   2%        4%

STRATEGIC INCOME - CLASS B (LOAD         5.59%     n/a       12.27           -1.70     5.59%     n/a       21.25
ADJ.)[A][D]                                                  %               %                             %

GOVERNMENT INVESTMENT - CLASS B          1.86%     6.38%     6.75%           -5.55     1.86%     36.27     83.79
(LOAD ADJ.)[A][B]                                                            %                   %         %

INTERMEDIATE BOND - CLASS B              0.21%     7.03%     7.67%           -3.66     0.21%     40.48      109.4
(LOAD ADJ.)[A][C]                                                            %                    %         0%



MUNICIPAL FUNDS - CLASS B

                                   Average Annual Total ReturnE        Cumulative Total ReturnE

                                   Past 1    Past 5    10 years/       Past 6    Past 1    Past 5    10 years/
                                   year      years     Life of fund+   months    year      years     Life of fund+

HIGH INCOME MUNICIPAL - CLASS B    0.80%     6.73%     8.98%           -4.63     0.88%     38.53     110.0
(LOAD ADJ.)[A][B]                                                      %                   %         0%

INTERMEDIATE MUNICIPAL INCOME -    0.25%     5.41%     6.26%           -3.65     0.25%     30.14     83.51
CLASS B (LOAD ADJ.)[A][C]                                              %                   %         %


STATE MUNICIPAL FUNDS - CLASS B

                                       Average Annual Total ReturnE        Cumulative Total ReturnE

                                       Past 1    Past 5    10 years/       Past 6    Past 1    Past 5    10 years/
                                       year      years     Life of fund+   months    year      years     Life of fund+

CALIFORNIA MUNICIPAL INCOME - CLASS    n/a       n/a       n/a             n/a       n/a       n/a       -7.67
B                                                                                                        %
(LOAD ADJ.)[A][B]

NEW YORK MUNICIPAL INCOME - CLASS B    n/a       n/a       n/a             -4.54     n/a       n/a       0.06%
                                                                           %
(LOAD ADJ.)[A][B]


+ LIFE OF FUND FIGURES ARE FROM COMMENCEMENT OF OPERATIONS (APRIL 23, 1990 FOR OVERSEAS; DECEMBER 29, 1987 FOR NATURAL RESOURCES; MARCH 10, 1994 FOR EMERGING MARKETS INCOME; JANUARY 5, 1987 FOR HIGH YIELD; OCTOBER 31, 1994 FOR STRATEGIC INCOME; JANUARY 7, 1987 FOR GOVERNMENT INVESTMENT; SEPTEMBER 16, 1987 FOR HIGH INCOME MUNICIPAL; AUGUST 21, 1995 FOR NEW YORK MUNICIPAL INCOME AND FEBRUARY 20, 1996 FOR MID CAP, LARGE CAP, AND CALIFORNIA MUNICIPAL INCOME) THROUGH THE SEMI-ANNUAL PERIODS ENDED 1996.
[A] CLASS B'S CONTINGENT DEFERRED SALES CHARGES (CDSC) INCLUDED IN THE TOTAL RETURN FIGURES ARE CALCULATED PURSUANT TO THE CDSC SCHEDULES FOUND ON PAGE SIX OF THIS SUPPLEMENT.
[B] PERIOD ENDED APRIL 30, 1996
[C] PERIOD ENDED MAY 31, 1996
[D] PERIOD ENDED JUNE 30, 1996
[E] INITIAL OFFERING OF CLASS B SHARES FOR EQUITY INCOME, INTERMEDIATE BOND, AND INTERMEDIATE MUNICIPAL INCOME TOOK PLACE ON JUNE 30, 1994, AND BEAR A 12B-1 AND SHAREHOLDER SERVICING FEE (AT A THEN CURRENTLY APPLICABLE COMBINED RATE OF 1.00%) WHICH IS NOT REFLECTED IN PRIOR DATE RETURNS. RETURNS PRIOR TO JUNE 30, 1994 AND SEPTEMBER 10, 1992, ARE THOSE OF CLASS T AND INSTITUTIONAL CLASS SHARES, RESPECTIVELY. CLASS T RETURNS INCLUDE A THEN CURRENTLY APPLICABLE 12B-1 FEE OF 0.65% FOR EQUITY INCOME, AND 0.25% FOR INTERMEDIATE BOND AND INTERMEDIATE MUNICIPAL INCOME. INSTITUTIONAL CLASS, THE ORIGINAL CLASS OF THESE FUNDS, DOES NOT BEAR A 12B-1 FEE. CLASS B SHARE RETURNS WOULD HAVE BEEN LOWER HAD ITS 12B-1 AND SHAREHOLDER SERVICING FEES BEEN REFLECTED IN PRIOR DATE RETURNS.
 INITIAL OFFERING OF CLASS B SHARES FOR STRATEGIC OPPORTUNITIES TOOK PLACE ON JUNE 30, 1994, AND BEAR A 12B-1 AND SHAREHOLDER SERVICING FEE (AT A THEN CURRENTLY APPLICABLE COMBINED RATE OF 1.00%) WHICH IS NOT REFLECTED IN PRIOR DATE RETURNS. RETURNS PRIOR TO JUNE 30, 1994 AND AUGUST 20, 1986, ARE THOSE OF CLASS T AND INITIAL CLASS SHARES, RESPECTIVELY. CLASS T RETURNS INCLUDE A THEN APPLICABLE 12B-1 FEE OF 0.65%. INITIAL CLASS, THE ORIGINAL CLASS OF THE FUND, DOES NOT BEAR A 12B-1 FEE. CLASS B SHARE RETURNS WOULD HAVE BEEN LOWER HAD ITS 12B-1 FEE AND SHAREHOLDER SERVICING FEE BEEN REFLECTED IN PRIOR DATE RETURNS.
 INITIAL OFFERING OF CLASS B SHARES FOR EMERGING MARKETS INCOME, HIGH YIELD, GOVERNMENT INVESTMENT, AND HIGH INCOME MUNICIPAL TOOK PLACE ON JUNE 30, 1994, AND BEAR A 12B-1 AND SHAREHOLDER SERVICING FEE (AT A THEN CURRENTLY APPLICABLE COMBINED RATE OF 1.00%) WHICH IS NOT REFLECTED IN PRIOR DATE RETURNS. RETURNS PRIOR TO JUNE 30, 1994, ARE THOSE OF CLASS T SHARES, THE ORIGINAL CLASS OF THESE FUNDS AND INCLUDE THEN APPLICABLE CLASS T 12B-1 FEES OF 0.25%. CLASS B RETURNS WOULD HAVE BEEN LOWER HAD ITS 12B-1 AND SHAREHOLDER SERVICING FEE BEEN REFLECTED IN PRIOR DATE RETURNS.
 INITIAL OFFERING OF CLASS B SHARES FOR OVERSEAS AND NATURAL RESOURCES TOOK PLACE ON JULY 3, 1995, AND BEAR A 12B-1 AND SHAREHOLDER SERVICING FEE (AT A THEN CURRENTLY APPLICABLE COMBINED RATE OF 1.00%) WHICH IS NOT REFLECTED IN PRIOR DATE RETURNS. RETURNS PRIOR TO JULY 3, 1995 ARE THOSE OF CLASS T SHARES, THE ORIGINAL CLASS OF THESE FUNDS AND INCLUDE THEN APPLICABLE CLASS T 12B-1 FEES OF 0.65%. CLASS B SHARE RETURNS WOULD HAVE BEEN LOWER HAD ITS 12B-1 FEES BEEN REFLECTED IN PRIOR DATE RETURNS.
The following information supplements the "FMR and Its Affiliates" discussion found in the "Charter" section beginning on page 28.
As of July 31, 1996, approximately 53.67% of California Municipal Income's total outstanding shares and 31.23% of New York Municipal Income's total outstanding shares were held by FMR Corp. Mr. Edward C. Johnson 3d, President and Trustee of each fund, is a member of a family group which, by virtue of its owning approximately 49% of the voting securities of FMR Corp., may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp. Therefore, based on his membership in this group, Mr. Edward C. Johnson 3d may be deemed to be a beneficial owner of these shares of California Municipal Income and New York Municipal Income, respectively. Effective January 2, 1997, the following information replaces the similar information found in the "Investment Principles and Risks" section beginning on page 30.
NATURAL RESOURCES FUND seeks long-term growth of capital and protection of the purchasing power of shareholders' capital by investing primarily in securities of foreign and domestic companies that own or develop natural resources, or supply goods and services to such companies, or in physical commodities.
The fund, normally invests at least 80% of its assets in securities of foreign and domestic companies that own or develop natural resources, or supply goods and services to such companies, or in physical commodities. These may include companies involved either directly or through subsidiaries in exploring, mining, refining, processing, transporting, fabricating, dealing in, or owning natural resources. Natural resources include precious metals (e.g., gold, platinum and silver), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities. FMR will seek securities whose prices directly reflect positive changes in the value of an underlying natural resource or whose issuers will benefit from particular phases in the overall economic cycle. Accordingly, the fund may shift its emphasis from one natural resource industry to another depending on prevailing trends or developments. The fund may also invest in securities of companies in other industries, and in corporate and governmental debt securities of all types.
Although the fund is authorized to invest up to 50% of its assets in physical commodities, it currently intends to invest no more than 25% of its total assets in them, and intends to limit its physical commodity investments to readily marketable precious metals. Precious metals, at times, have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.
Effective January 2, 1997, the following information replaces the similar information found in the "Securities and Investment Practices" discussion found in the "Investment Principles and Risks" section beginning on page 30.
Natural Resources currently intends to limit its investments in lower than Baa-quality debt securities to 5% of its assets.
The following information supplements the information found in the "Securities and Investment Practices" discussion found in the "Investment Principles and Risks" section beginning on page 30.
CASH MANAGEMENT. A fund may invest in money market securities, in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income (exempt from federal income tax in the case of a tax-free money market fund) while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTIONS: California Municipal Income and New York Municipal Income do not currently intend to invest in a money market fund. High Income Municipal, Intermediate Municipal Income, and Short-Intermediate Municipal Income do not currently intend to invest in a pooled account of repurchase agreements. Equity Growth and Strategic Opportunities will not invest in a money market fund.
Effective January 2, 1997, the following information supplements the information found in the "Securities and Investment Practices" discussion found in the "Investment Principles and Risks" section beginning on page 30.
Natural Resources normally invests at least 80% of its assets, but always invests at least 25% of its total assets, in securities of companies principally engaged in the business activities of the industries in the market sector identified for the fund.
The following information replaces similar information found in the "Other Expenses" discussion found in the "Breakdown of Expenses" section beginning on page 40.
Effective January 2, 1997, Fidelity Investments Institutional Operations Company, Inc. (FIIOC) performs transfer agency, dividend disbursing and shareholder servicing functions for Class T shares of the Equity Funds, Emerging Markets Income, High Yield, Strategic Income, Government Investment, Intermediate Bond, and Short Fixed-Income.
The following information replaces similar information in the "How to Buy Shares" section beginning on page 45.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $2,500*
For Fidelity Advisor IRA, Rollover IRA, SEP IRA and Keogh accounts $500 Through regular investment plans** $1,000*
TO ADD TO AN ACCOUNT $250*
For Fidelity Advisor IRA, Rollover IRA, SEP IRA and Keogh accounts $100 Through regular investment plans $100*
MINIMUM BALANCE $1,000**
For Fidelity Advisor IRA, Rollover IRA, SEP IRA and Keogh accounts NONE
* INVESTMENT MINIMUMS ARE WAIVED FOR PURCHASES INTO NON-RETIREMENT ACCOUNTS WITH DISTRIBUTIONS FROM A FIDELITY DEFINED TRUST ACCOUNT. INVESTMENT MINIMUMS AND MINIMUM ACCOUNT BALANCES ARE ALSO WAIVED FOR INVESTMENTS IN CERTAIN RETIREMENT ACCOUNTS FUNDED THROUGH SALARY REDUCTION, OR ACCOUNTS FUNDED WITH THE PROCEEDS OF DISTRIBUTIONS FROM SUCH FIDELITY RETIREMENT ACCOUNTS.
** AN ACCOUNT MAY BE OPENED WITH A MINIMUM OF $1,000, PROVIDED THAT A REGULAR INVESTMENT PLAN IS ESTABLISHED AT THE TIME THE ACCOUNT IS OPENED. FOR MORE INFORMATION ABOUT REGULAR INVESTMENTS PLANS, PLEASE REFER TO "INVESTOR SERVICES", PAGE 48.
Effective January 2, 1997, the following information replaces the information in the "How to Buy Shares" section in the chart on page 46 in the "wire" row under the column "To Add to an Account."
Wire to:
Banker's Trust Co.
Routing #021001033
Fidelity DART Depository
Account #00159759
FBO: (account name)
(account number)
Specify the complete, name of the fund of your choice, note the applicable class, and include your account number and your name.
Effective January 2, 1997 following information replaces the information found in the "How to Sell Shares" section under the "Selling Shares in Writing" heading on page 47.
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) The applicable class name, (small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, signed certificates (if applicable), and
(small solid bullet) Any other applicable requirements listed in the following table.
Deliver your letter to your investment professional, or mail it to the following address:
Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081
Unless otherwise instructed, the transfer agent will send a check to the record address.
Effective January 2, 1997, the following information replaces similar information found in the "Dividends, Capital Gains, and Taxes" section beginning on page 50.
4. DIRECTED DIVIDENDS(registered trademark) PROGRAM. Your dividend distributions will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund. You will be sent a check for your capital gain distributions or your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund.
If you select distribution option 2, 3 or 4 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks will be reinvested in your account at the current NAV and your election may be converted to the Reinvestment Option. To change your distribution option, call your investment professional directly or, if you purchased your shares through a broker-dealer or insurance representative, call 1-800-522-7297. If you purchased your shares through a bank representative, call 1-800-843-3001.
Effective January 2, 1997 the following information replaces the similar information found in the "Transaction Details" section beginning on page 51.
CONTINGENT DEFERRED SALES CHARGE. Class B shares may, upon redemption, be assessed a CDSC based on the following schedules:
EQUITY FUNDS

From Date of Purchase   Contingent
                        Deferred
                        Sales Charge

Less than 1 year                    5%

1 year to less than 2 years         4%

2 years to less than 3 years        3%

3 years to less than 4 years        3%

4 years to less than 5 years        2%

5 years to less than 6 years        1%

6 years to less than 7 years [A]    0%

BOND FUNDS:

From Date of Purchase   Contingent
                        Deferred
                        Sales Charge

Less than 1 year                    5%

1 year to less than 2 years         4%

2 years to less than 3 years        3%

3 years to less than 4 years        3%

4 years to less than 5 years        2%

5 years to less than 6 years        1%

6 years to less than 7 years [A]    0%

INTERMEDIATE-TERM BOND FUNDS:

From Date of Purchase           Contingent
                                Deferred
                                Sales Charge

Less than 1 year                    3%

1 year to less than 2 years         2%

2 years to less than 3 years        1%

3 years to less than 4 years [B]    0%

[A] AFTER A MAXIMUM HOLDING PERIOD OF SEVEN YEARS, CLASS B SHARES WILL CONVERT AUTOMATICALLY TO CLASS A SHARES OF THE SAME FIDELITY ADVISOR FUND. SEE "CONVERSION FEATURE" BELOW FOR MORE INFORMATION.
[B] AFTER A MAXIMUM HOLDING PERIOD OF FOUR YEARS, CLASS B SHARES WILL CONVERT AUTOMATICALLY TO CLASS A SHARES OF THE SAME FIDELITY ADVISOR FUND. Investment professionals with whom FDC has agreements receive as compensation from FDC a concession equal to 4.00% (2.00% for the Intermediate-Term Bond Funds) of your purchase of Class B shares. CONVERSION FEATURE. After a maximum holding period of seven years from the initial date of purchase (four years for the Intermediate-Term Bond Funds), Class B shares and any capital appreciation associated with those shares, convert automatically to Class A shares of the same Fidelity Advisor fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.
THE TRANSFER AGENTS RESERVE THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $60.00 per shareholder. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using a systematic investment program, certain (Network Level I and III) accounts which are maintained through National Securities Clearing Corporation
(NSCC), or if total assets in Fidelity mutual funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts (excluding contractual plans) maintained (i) by FIIOC and (ii) through NSCC; provided those accounts are registered under the same primary social security number.
The following information replaces the similar information found in the "Sales Charge Reductions and Waivers" section beginning on page 55.
A FRONT-END SALES CHARGE WILL NOT APPLY TO THE FOLLOWING CLASS T SHARES:
2. Purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
5. Purchased for a Fidelity or Fidelity Advisor account with the proceeds of a distribution (i) from an employee benefit plan that qualified for waiver (11) or had a minimum $3 million in plan assets invested in Fidelity funds; or (ii) from an insurance company separate account qualifying under
(6) below, or used to fund annuity contracts purchased by employee benefit plans having in the aggregate at least $3 million in plan assets invested in Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);


SUPPLEMENT TO THE FIDELITY ADVISOR    INSTITUTIONAL CLASS FEBRUARY 26,
1996     PROSPECTUS
   The following information replaces the similar information under the heading "FMR and Affiliates" in the "Charter" section beginning on page 20. Katherine Collins is manager of Advisor Mid Cap, which she has managed since January 1997. She also manages another Fidelity fund. Since joining Fidelity in 1990, Ms. Collins has worked as an analyst and manager. Lawrence Rakers is manager of Advisor Natural Resources, which he has managed since January 1997. He also manages other Fidelity funds. Mr. Rakers joined Fidelity as an analyst in 1993. Previously, he was a project engineer for Loral Corporation from 1986 to 1993.
Jennifer S. Uhrig is Vice President and manager of Advisor Equity Growth, which she has managed since January 1997. She also manages another Fidelity fund. Since joining Fidelity in 1987, Ms. Uhrig has worked as an analyst and manager.
Effective January 2, 1997, Fidelity Advisor Income & Growth was renamed Fidelity Advisor Balanced Fund.
Effective August 30, 1996, Class A has been renamed Class T and a new class of shares (Class A) was made available for purchase on or about September 3, 1996. In addition, Fidelity Global Resources Fund has been renamed Fidelity Natural Resources Fund.
The following information replaces similar information found in the first and second paragraphs on page 3 in the "Who May Want to Invest" section. Institutional Class shares are offered to accounts managed (i) by a bank trust department and other trust institutions, (ii) by a broker-dealer, and
(iii) by a registered investment advisor (RIA) on a discretionary basis (collectively, eligible intermediaries).
Shares are available through eligible intermediaries that have signed a participation agreement with FDC. The participation agreement specifies certain aggregate asset minimums and asset qualifications, trading guidelines, marketing restrictions and program requirements. Eligible intermediaries with existing Institutional Class accounts will be required to sign and comply with a participation agreement in order to purchase additional shares. Investors prior to June 30, 1995 that have not signed a participation agreement will be allowed to continue investing in Institutional Class shares under the terms of this relationship until June 30, 1997, after which they will be prevented from making new or subsequent purchases in Institutional Class, except that employee benefit plans will be permitted to make additional purchases of Institutional Class shares. In addition, Institutional Class shares are available through certain eligible intermediaries that meet qualifications established by FDC but have not signed a participation agreement.
The following information replaces the seventh paragraph on page 3 in the "Who May Want to Invest" section.
Government Investment is designed for investors who seek high current income from a portfolio of U.S. Government securities in a manner consistent with preserving principal.
Intermediate Bond and Short Fixed-Income are designed for investors who seek high current income from a portfolio of investment-grade debt securities consistent with capital preservation.
The following information replaces the last paragraph beginning on page 3 in the "Who May Want to Invest" section.
Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio. Class A and Class T shares have front-end sales charge and pay a distribution fee. Class T shares may be subject to a contingent deferred sales charge (CDSC). Natural Resources offers Class B shares which do not have a front-end sales charge, but do have a CDSC, and pay a distribution fee and a shareholder service fee. Because Institutional Class shares have no sales charge, and do not pay a distribution fee or a shareholder service fee, Institutional Class shares are expected to have a higher total return than Class A, Class T, or Class B shares. You may obtain more information about Class A, Class T, and Class B, which are not offered through this prospectus, by calling 1-800-843-3001 or from your investment professional.
The following information replaces the first paragraph and table in the "Expenses" section on page 4.
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell, or hold Institutional Class shares of a fund.
Maximum sales charge on purchases and                              None
reinvested distributions

Maximum deferred sales                                             None
charge

Redemption fee (except Natural Resources)                          None

Redemption fee for Natural Resources on shares held                1.00
less than 60 days[A] (as a % of amount redeemed)                   %

Exchange fee                                                       None

Annual account maintenance fee                                     $12.0
(for accounts under $2500)                                         0

[A] NATURAL RESOURCES WILL CHARGE A REDEMPTION FEE ON SHARES PURCHASED ON OR AFTER MARCH 1, 1997.
The following information replaces the similar information regarding Balanced, Natural Resources, and Short Fixed-Income found in the "Expenses" section beginning on page 4.
The following are based on historical expenses, adjusted for current fees, of the Institutional Class of Balanced and Natural Resources, and are calculated as a percentage of average net assets of the Institutional Class of Balanced and Natural Resources, respectively. A portion of the brokerage commissions that each fund paid was used to reduce other expenses. Including this reduction, total operating expenses would have been 0.94% and 1.17% for the Institutional Class of Balanced and Natural Resources, respectively.
      Operating Expenses

BALANCED   Management fee (after      0.46%[B
           fee reduction)             ]

           12b-1 fee (Distribution    None
           fee)

           Other expenses             0.49%[A
                                      ]

           Total operating            0.95%
           expenses

      Operating Expenses

NATURAL RESOURCES   Management fee (after      0.61%[C
                    fee reduction)             ]

                    12b-1 fee (Distribution    None
                    fee)

                    Other expenses             0.58%[A
                                               ]

                    Total operating            1.19%
                    expenses

      Operating Expenses

SHORT          Management fee             0.45%
FIXED-INCOME

               12b-1 fee (Distribution    None
               fee)

               Other expenses  (after     0.30%[A
               reimbursement)             ]

               Total operating            0.75%
               expenses

[A] BASED ON ESTIMATED EXPENSES FOR FIRST YEAR.
[B] EFFECTIVE AUGUST 1, 1996 FMR VOLUNTARILY AGREED TO IMPLEMENT A MANAGEMENT FEE REDUCTION. THE INDIVIDUAL FUND FEE RATE WAS REDUCED FROM 0.20% TO 0.15%. IF THIS AGREEMENT WAS NOT IN EFFECT, THE MANAGEMENT FEE WOULD BE 0.51% AND TOTAL OPERATING EXPENSES WOULD BE 1.00%.
[C] EFFECTIVE SEPTEMBER 1, 1996 FMR VOLUNTARILY AGREED TO IMPLEMENT A MANAGEMENT FEE REDUCTION. THE INDIVIDUAL FUND FEE RATE WAS REDUCED FROM 0.45% TO 0.30%. IF THIS AGREEMENT WAS NOT IN EFFECT, THE MANAGEMENT FEE WOULD BE 0.76% AND TOTAL OPERATING EXPENSES WOULD BE 1.34%.
EXPENSE TABLE EXAMPLE: You would pay the following expenses on a $1,000 investment in Institutional Class shares, assuming a 5% annual return and full redemption at the end of each time period:
      Examples

BALANCED   After 1 year   $10

           After 3        $30
           years

           After 5        $53
           years

           After 10       $117
           years

      Examples

NATURAL RESOURCES   After 1 year   $12

                    After 3        $38
                    years

                    After 5        $65
                    years

                    After 10       $144
                    years

      Examples

SHORT FIXED-INCOME   After 1 year   $8

                     After 3        $24
                     years

                     After 5        $42
                     years

                     After 10       $94
                     years

THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY. Effective October 30, 1995, FMR has voluntarily agreed to reimburse the Institutional Class of Balanced to the extent that total operating expenses as a percentage of the fund's average net assets exceed 1.25%.
Effective August 30, 1996, FMR has voluntarily agreed to reimburse the Institutional Class of Natural Resources and Short Fixed-Income to the extent that total operating expenses as a percentage of each fund's average net assets exceed 1.50% and 0.75%, respectively. If this agreement were not in effect, other expenses of the Institutional Class as a percentage of average net assets would be 0.53% for Short Fixed-Income.
   Effective January 1, 1997, FMR has voluntarily agreed to reimburse the Institutional Class of Equity Growth to the extent that total operating expenses as a percentage of the fund's average net assets exceed 1.50%
The following information replaces the    similar information     under the
heading "FMR and Affiliates" in the "Charter" section on page 20.
C. Robert Chow is manager of Advisor Equity Income, which he has managed since March 1996. Previously, he managed Select Paper and Forest Products, Select Computers, and Select Insurance. In addition, he was an equity analyst covering consumer finance and household products. Mr. Chow joined Fidelity in 1989.
Bettina E. Doulton is lead manager and vice president of Advisor Balanced, which she has managed since March 1996. Ms. Doulton also manages Advisor Annuity Income & Growth, and Puritan(registered trademark). Previously, she managed Advisor Equity Income, VIP Equity-Income, Value, Select Automotive, and was an assistant to Peter Lynch on Magellan(registered trademark). Ms. Doulton also served as an analyst following the automotive and tire industry as well as the gaming and lodging industry. Ms. Doulton joined Fidelity in 1986.
Kevin E. Grant is vice president of Advisor Balanced and has been manager of its fixed-income investments since March 1996. Mr. Grant is also vice president and manager of Advisor Intermediate Bond, and manager of Advisor Strategic Income's U.S. government and domestic investment grade investments. In addition, he manages the fixed-income investments of Puritan. Mr. Grant also manages Advisor World Limited Term Bond, Spartan Ginnie Mae, Ginnie Mae, and Mortgage Securities. Previously, he was vice president and chief strategist for mortgage-backed securities at Morgan Stanley and an investment director at Aetna. Mr. Grant joined Fidelity in 1993.
Lawrence Greenberg is vice president and manager of Advisor Equity Growth, which he has managed since June 1996. Mr. Greenberg also manages VIP:Growth, Growth Company, and Emerging Growth. Mr. Greenberg joined Fidelity in 1986.
Harris B. Leviton is vice president and manager of Advisor Strategic Opportunities, which he has managed since March 1996. Previously, he managed Retirement Growth, Select Electronics, and Convertible Securities. Mr. Leviton joined Fidelity in 1986.
Richard Mace, Jr. is vice president and manager of Advisor Overseas, which he has managed since March 1996. Mr. Mace also manages International Value, Global Balanced, Overseas, Advisor Annuity Overseas, and VIP Overseas. Previously, he managed International Growth & Income, Select Transportation, Select Industrial Materials, and Select Chemicals. Additionally, between 1992 and 1993, he co-managed Equity-Income and Global Balanced. Mr. Mace joined Fidelity in 1987.
Thomas Sprague is manager of Advisor Large Cap, which he has managed since March 1996. Mr. Sprague also manages Large Cap Stock, Trust Earnings Growth, and Advisor World U.S. Large Cap. Previously, he managed Select Environmental Services, Select Electronics, Select Software, and Select Computer Services. Mr. Sprague joined Fidelity in 1989.
Effective January 2, 1997, the following information replaces the first three of four paragraphs under the heading "Global Resources Fund" found in the "Investment Principles and Risks" section beginning on page 23.
NATURAL RESOURCES FUND seeks long-term growth of capital and protection of the purchasing power of shareholders' capital by investing primarily in securities of foreign and domestic companies that own or develop natural resources, or supply goods and services to such companies, or in physical commodities.
The fund normally invests at least 80% of its assets in securities of foreign and domestic companies that own or develop natural resources, or supply goods and services to such companies, or in physical commodities. These may include companies involved either directly or through subsidiaries in exploring, mining, refining, processing, transporting, fabricating, dealing in, or owning natural resources. Natural resources include precious metals (e.g., gold, platinum and silver), ferrous and non-ferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities. FMR will seek securities whose prices directly reflect positive changes in the value of an underlying natural resource or whose issuers will benefit from particular phases in the overall economic cycle. Accordingly, the fund may shift its emphasis from one natural resource industry to another depending on prevailing trends or developments. The fund may also invest in securities of companies in other industries, and in corporate and governmental debt securities of all types.
Although the fund is authorized to invest up to 50% of its assets in physical commodities, it currently intends to invest no more than 25% of its total assets in them, and intends to limit its physical commodity investments to readily marketable precious metals. Precious metals, at times, have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.
The following information replaces the two paragraphs under the heading "Income & Growth Fund" in the "Investment Principles and Risks" section on page 24.
BALANCED seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income and capital appreciation potential.
FMR manages the fund to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest approximately 60% of the fund's assets in stocks and other equity securities and the remainder in bonds and other fixed-income securities. FMR may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the fund's total assets in fixed-income senior securities (including debt securities and preferred stock).
The fund invests in equity securities, convertible securities, common and preferred stocks, and fixed-income securities that provide income or opportunities for capital growth. The fund may buy securities that are not currently paying income but offer prospects for future income. The fund may invest in securities of foreign issuers. In selecting investments for the fund, FMR will consider such factors as the issuer's financial strength, its outlook for increased dividend or interest payments, and the potential for capital gains.
The following information replaces the second paragraph on page 25 under the heading "Government Investment Fund" in the "Investment Principles and Risks" section.
The fund normally invests only in U.S. Government securities, repurchase agreements and other instruments related to U.S. Government securities. Under normal conditions, the fund will invest at least 65% of its total assets in U.S. Government securities and repurchase agreements for U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties.
The following information replaces the second paragraph on page 26 under the heading "Intermediate Municipal Income Fund" in the "Investment Principles and Risks" section.
The fund normally invests at least 80% of its net assets in securities whose interest is free from federal income tax. The fund normally invests in municipal obligations rated investment-grade or higher. The fund may also invest more than 25% of its total assets in tax-free securities whose revenue sources are from similar types of projects (e.g., education, electric utilities, health care, housing, transportation or water, sewer, and gas utilities) or whose issuers share the same geographic location. The fund may, under normal conditions, invest up to 100% of its assets in municipal securities subject to the federal alternative minimum tax.
The following information replaces the second paragraph on page 26 under the heading "California Municipal Income Fund" in the "Investment Principles and Risks" section.
The fund normally invests at least 80% of its net assets in securities whose interest is free from federal and California income taxes. The fund normally invests in municipal securities of investment-grade quality. The fund may, under normal conditions, invest up to 100% of its assets in municipal securities subject to the federal alternative minimum tax.
The following information replaces the second paragraph on page 26 under the heading "New York Municipal Income Fund" in the "Investment Principles and Risks" section.
The fund normally invests at least 80% of its net assets in securities whose interest is free from federal and New York State and City personal income taxes. The fund normally invests in municipal securities of investment-grade quality. The fund may, under normal conditions, invest up to 100% of its assets in municipal securities subject to the federal alternative minimum tax.
The following information replaces the information found in the RESTRICTIONS subsection beginning on page 27 under the heading "Debt Securities" in the "Securities and Investment Practices" section.
RESTRICTIONS: For all of the Equity Funds, purchase of a debt security is consistent with a fund's debt quality policy if it is rated at or above the stated level by Moody's Investor Service (Moody's) or rated in the equivalent categories by Standard & Poor's (S&P), or is unrated but judged to be of equivalent quality by FMR.
Each of Overseas, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Equity Income, and Balanced currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets.
Each of Short Fixed-Income, Intermediate Municipal Income, Short-Intermediate Municipal Income, California Municipal Income, and New York Municipal Income normally invests only in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities. A security is considered to be investment-grade if it is rated investment-grade by Moody's, S&P, Duff & Phelps Credit Rating Co. (Duff & Phelps), or Fitch Investors Service, L.P. (Fitch), or is unrated but judged by FMR to be of equivalent quality. Intermediate Bond invests only in investment-grade securities, and will limit its investments in medium quality securities to 5% of its assets. A security is considered to be investment-grade or medium quality if it is rated investment-grade or medium quality, respectively, by Moody's , S&P, Duff & Phelps, or Fitch, or is unrated but judged by FMR to be of equivalent quality.
High Income Municipal does not currently intend to invest more than 10% of its total assets in bonds that are in default.
Effective January 2, 1997 the following information replaces the similar information found in the "Securities and Investment Practices" discussion found in the "Investment Principles and Risks" section beginning on page 22.
Natural Resources currently intends to limit its investments in lower than Baa-quality debt securities to 5% of its assets.
The following information supplements the information found in the "Securities and Investment Practices" discussion found in the "Investment Principles and Risks" section beginning on page 22.
CASH MANAGEMENT. A fund may invest in money market securities, in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income (exempt from federal income tax in the case of a tax-free money market fund) while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTIONS: California Municipal Income and New York Municipal Income do not currently intend to invest in or a money market fund. High Income Municipal, Intermediate Municipal Income, and Short-Intermediate Municipal Income do not currently intend to invest in a pooled account of repurchase agreements. Equity Growth and Strategic Opportunities will not invest in a money market fund.
Effective January 2, 1997 the following information supplements the information found in the "Securities and Investment Practices discussion found in the "Investment Principles and Risks" section.
Natural Resources normally invest at least 80% of its assets, but always invests at least 25% of its total assets, in securities of companies principally engaged in the business activities of the industries in the market sector identified for the fund.
The following information replaces the similar information regarding Balanced and Natural Resources found in the table in the "Breakdown of Expenses" section on page 33.
                    Group      Individual   Total
                    Fee Rate   Fund Fee     Manageme
                               Rate         nt Fee

Balanced             0.31%      0.20%[E      0.51%
                               ]            [E]

Natural Resources    0.31%      0.45%[F      0.76%
                               ]            [F]

[E] EFFECTIVE AUGUST 1, 1996 FMR VOLUNTARILY AGREED TO REDUCE THE FUND'S INDIVIDUAL FUND FEE RATE FROM 0.20% TO 0.15%. IF THIS REDUCTION WERE IN EFFECT, THE TOTAL FEE WOULD HAVE BEEN 0.46%.
[F] EFFECTIVE SEPTEMBER 1, 1996 FMR VOLUNTARILY AGREED TO REDUCE THE FUND'S INDIVIDUAL FUND FEE RATE FROM 0.45% TO 0.30%. IF THIS REDUCTION WERE IN EFFECT, THE TOTAL FEE WOULD HAVE BEEN 0.61%.
The following information replaces similar information in the "How to Buy Shares" section beginning on page 36.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts  $500
Through regular investment plans* $1,000*
TO ADD TO AN ACCOUNT  $250*
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts $100
Through regular investment plans* $100
MINIMUM BALANCE $1,000**
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts $500
* INVESTMENT MINIMUMS AND MINIMUM ACCOUNT BALANCES ARE ALSO WAIVED FOR INVESTMENTS IN CERTAIN RETIREMENT ACCOUNTS FUNDED THROUGH SALARY REDUCTION, OR ACCOUNTS FUNDED WITH THE PROCEEDS OF DISTRIBUTIONS FROM SUCH FIDELITY RETIREMENT ACCOUNTS.
** AN ACCOUNT MAY BE OPENED WITH A MINIMUM OF $1000 PROVIDED THAT A REGULAR INVESTMENT PLAN IS ESTABLISHED AT THE TIME THE ACCOUNT IS OPENED. FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE 38.
The following information supplements the first paragraph of the "How to Sell Shares" section on page 37.
If you sell your shares of Natural Resources after holding them less than 60 days, you will pay a redemption fee equal to 1.00% of the value of those shares. Natural Resources will charge a redemption fee on shares purchased on or after March 1, 1997.
Effective January 2, 1997, the following information replaces the similar information under the heading "Selling Shares in Writing" in the "How to Sell Shares" section on page 37.
Write a "letter of instruction" with:
(medium solid bullet) Your name
(medium solid bullet) The fund's name,
(medium solid bullet) the applicable class name, (medium solid bullet) Your fund account number, (medium solid bullet) The dollar amount or number of shares to be redeemed, and
(medium solid bullet) Any other applicable requirements listed in the table on page 38.
Deliver your letter to your investment professional, or mail it to the following address:
 Fidelity Investments
 P.O. Box 770002
 Cincinnati, OH 45277-0081
Unless otherwise instructed the transfer agent will send a check to the record address.
The following information replaces the second paragraph under the heading "Exchange privilege" in the "Investor Services" section on page 39.
Note that exchanges out of a fund are limited to four per calendar year (although exchanges out of Natural Resources are unlimited) and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Exchange Restrictions," page 43.
Effective January 2, 1997, the following information replaces similar information found in the "Dividends, Capital Gains, and Taxes" section beginning on page 40.
4. DIRECTED DIVIDENDS(registered trademark) PROGRAM. Your dividend distributions will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund. You will be sent a check for your capital gain distributions or your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund.
If you select distribution option 2, 3 or 4 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks will be reinvested in our account at the current NAV and your election may be converted to the Reinvestment Option. To change your distribution option, call your investment professional directly or, if you purchased your shares through a broker-dealer or insurance representative, call 1-800-522-7297. If you purchased your shares through a bank representative, call 1-800-843-3001.
The following information replaces the fourth paragraph of the "Transaction Details" section beginning on page 41.
The OFFERING PRICE (price to buy one share) of Institutional Class shares is the NAV. The REDEMPTION PRICE (price to sell one share) of Institutional Class shares is the NAV minus any applicable redemption fee.
The following information supplements the "When you place an order to sell shares" discussion in the "Transaction Details" section on page 42.
NATURAL RESOURCES' REDEMPTION FEE, if applicable, of 1.00% for shares held less than 60 days, will be deducted from the amount of your redemption. This fee is paid to the fund rather than FMR. If shares you are redeeming were not all held for the same length of time, those shares you held longest will be redeemed first for purposes of determining the applicable fee.
Effective January 2, 1997, the following information replaces the similar information found in the "Transaction Details" section beginning on page 42.
THE TRANSFER AGENTS RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $60.00 per shareholder. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using a systematic investment program, certain (Network Level I and III) accounts which are maintained through National Securities Clearing Corporation (NSCC), or if total assets in Fidelity mutual funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts (excluding contractual plans) maintained (i) by FIIOC and (ii) through NSCC; provided those accounts are registered under the same primary social security number.
The following replaces the sixth bullet in the "Exchange Restrictions" section on page 43.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Exchanges out of Natural Resources are unlimited, although the fund reserves the right to enact limitations in the future. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
The following information supplements the information found in the "Exchange Restrictions" section on page 43.
(small solid bullet) Each fund reserves the right to reject exchange purchases in excess of 1% of its net assets or $1 million, whichever is less. For purposes of this policy, accounts under common ownership will be aggregated.

SUPPLEMENT TO THE FIDELITY ADVISOR FUNDS: CLASS A, CLASS T, CLASS B, AND INSTITUTIONAL CLASS
   AUGUST 30, 1996 STATEMENT OF ADDITIONAL INFORMATION
Effective January 2, 1997, Fidelity Advisor Income & Growth Fund has been renamed Fidelity Advisor Balanced Fund.
Effective January 2, 1997 Fidelity Investments Institutional Operations Company, Inc. (FIIOC) performs transfer agency, dividend disbursing and shareholder servicing functions for Class T shares of Overseas, Mid Cap, Equity Growth, Natural Resources, Growth Opportunities, Strategic Opportunities, Large Cap, Equity Income, Income & Growth, Emerging Markets Income, High Yield, Strategic Income, Government Investment, Intermediate Bond and Short Fixed-Income.
The following non-fundamental limit replaces the similar non-fundamental limit for each fund (except Equity Growth Fund, Strategic Opportunities Fund, New York Municipal Income Fund, and California Municipal Income Fund) in the "Investment Policies and Limitations" section beginning on page 3. The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
The following non-fundamental limit replaces non-fundamental limit (i) for Emerging Markets Income Fund, Strategic Income Fund, and Short-Intermediate Municipal Income Fund in the "Investment Policies and Limitations" section beginning on page 3.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
The following information follows the last non-fundamental limit for Emerging Markets Income Fund, Strategic Income Fund, and Short-Intermediate Municipal Income Fund in the "Investment Policies and Limitations" section beginning on page 3.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
   The following information replaces the similar information in the "Performance" section beginning on page 66.
    NEW YORK MUNICIPAL INCOME ONLY
Use the first table to find your approximate effective tax bracket as a New York State resident with triple taxes (federal, state, and New York City) or double taxes (federal and state) for 1997.
1997 TAX RATES

Taxable Income*                                                        Marginal Tax Rate


Single Return             Joint Return           Marginal   New York  New York Combined New     Combined New
                                                 Federal    State     City     York State and   York State,
                                                 Income                        Federal          City and
                                                 Tax Bracket                   Effective        Federal
                                                                               Tax Bracket**    Tax Bracket**

$ 24,651 -    $ 25,000    $ 41,201 -    $ 45,000     28.0%    6.85%    3.76%    32.93%          35.64%

$ 25,001 -    $ 50,000    $ 45,001 -    $ 90,000     28.0%    6.85%    3.82%    32.93%          35.68%

$ 50,001 -    $ 124,650   $ 90,001 -    $ 108,000    31.0%    6.85%    3.88%    35.73%          38.40%

$ 124,651 -   $ 271,050   $ 108,001 -   $ 271,050    36.0%    6.85%    3.88%    40.38%          42.86%

$ 271,051 -   +           $ 271,051 -   +            39.6%    6.85%    3.88%    43.74%          46.10%


   * Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Having determined your effective tax bracket, use the appropriate table below to determine the tax-equivalent yield for a given tax-free yield. NEW YORK CITY RESIDENTS - TRIPLE TAXES - 1997


      If your effective combined federal, state, and New York
      City personal income tax rate in 1997 is:

                   35.64%   35.68%   38.40%   42.86%   46.10%

To match these     Your taxable investment would have
                   to earn the following yield:
tax-free yields:

2%                 3.11%     3.11%     3.25%     3.50%     3.71%

3%                 4.66%     4.66%     4.87%     5.25%     5.56%

4%                 6.22%     6.22%     6.49%     7.00%     7.42%

5%                 7.77%     7.77%     8.12%     8.75%     9.27%

6%                 9.32%     9.33%     9.74%     10.50%    11.13%

7%                10.88%    10.88%    11.36%    12.25%    12.98%

8%                12.43%    12.44%    12.99%    14.00%    14.84%

9%                13.98%    13.99%    14.61%    15.75%    16.69%

10%               15.54%    15.55%    16.23%    17.50%    18.55%

11%               17.09%    17.10%    17.86%    19.25%    20.40%


   NEW YORK STATE RESIDENTS (OUTSIDE NYC) - DOUBLE TAXES - 1997



      If your effective combined federal and state personal income tax rate in 1997 is:

                  32.93%    35.73%    40.38%     43.74%

To match these     Your taxable investment would have to earn the
                   following yield:
tax-free yields:

2%                2.98%     3.11%     3.35%     3.55%

3%                4.47%     4.67%     5.03%     5.33%

4%                5.96%     6.22%     6.71%     7.11%

5%                7.46%     7.78%     8.39%     8.89%

6%                8.95%     9.34%     10.06%    10.66%

7%                10.44%    10.89%    11.74%    12.44%

8%                11.93%    12.45%    13.42%    14.22%

9%                13.42%    14.00%    15.10%    16.00%

10%               14.91%    15.56%    16.77%    17.77%

11%               16.40%    17.11%    18.45%    19.55%

   The fund may invest a portion of its assets in obligations that are subject to city, state or federal income taxes. When the fund invests in these obligations, its tax-equivalent yield will be lower. In the table above, the tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.
The following information replaces the similar information in the "Additional Purchase, Exchange, and Redemption Information" section on page 101.
The sales charge will not apply:
2. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or FIL or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
5. to shares in a Fidelity or Fidelity Advisor account purchased (including purchases by exchange) with the proceeds of a distribution (i) from an employee benefit plan that qualified for waiver (11) or had a minimum of $3 million in plan assets invested in Fidelity funds; or (ii) from an insurance company separate account qualifying under (6) below or used to fund annuity contracts purchased by employee benefit plans having in the aggregate at least $3 million in plan assets invested in Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.)
Effective January 2, 1997, Class B shares of the funds may, upon redemption, be assessed a contingent deferred sales charge (CDSC) based on the following schedules:
EQUITY FUNDS: (OVERSEAS, MID CAP, NATURAL RESOURCES, GROWTH OPPORTUNITIES, STRATEGIC OPPORTUNITIES, LARGE CAP, AND EQUITY INCOME)
From Date of Purchase           Contingent
                                Deferred
                                Sales Charge

Less than 1 year                 5%

1 year to less than 2 years      4%

2 years to less than 3 years     3%

3 years to less than 4 years     3%

4 years to less than 5 years     2%

5 years to less than 6 years     1%

6 years to less than 7 years     0%

BOND FUNDS: (EMERGING MARKETS INCOME, HIGH YIELD, STRATEGIC INCOME, GOVERNMENT INVESTMENT, HIGH INCOME MUNICIPAL, NEW YORK MUNICIPAL INCOME, AND CALIFORNIA MUNICIPAL INCOME)
From Date of Purchase           Contingent
                                Deferred
                                Sales Charge

Less than 1 year                 5%

1 year to less than 2 years      4%

2 years to less than 3 years     3%

3 years to less than 4 years     3%

4 years to less than 5 years     2%

5 years to less than 6 years     1%

6 years to less than 7 years     0%

INTERMEDIATE-TERM BOND FUNDS: (INTERMEDIATE BOND AND INTERMEDIATE MUNICIPAL INCOME)
From Date of Purchase          Contingent
                               Deferred
                               Sales Charge

Less than 1 year                3%

1 year to less than 2 years     2%

2 years to less than 3 years    1%

3 years to less than 4 years    0%


   The following information replaces the similar information found in the "Trustees and Officers" section beginning on page 106.
JENNIFER UHRIG (36), is Vice President of Equity Growth (1997), and other funds advised by FMR, and an employee of FMR.

SUPPLEMENT TO THE
FIDELITY ADVISOR
STRATEGIC OPPORTUNITIES FUND - INITIAL CLASS -    FEBRUARY 26, 1996
PROSPECTUS
The following information replaces the similar information found in the "How to Buy Additional Shares" section on page 14.
MINIMUM INVESTMENTS
TO ADD TO AN ACCOUNT $250
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $250
MINIMUM BALANCE $2,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $500
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or subsequent investment minimums for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details.
   The following information replaces the similar information found in the "How to Sell Shares" section on page 16.
    IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES,    leave at least
$    2,000    worth of shares in the account to keep it open (account
minimums do not apply to retirement accounts).
The following information replaces the similar information found in the "Transaction Details" section beginning on page 20.
    FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE    of
$12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
    IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000,    you will be given 30
days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
The following information replaces the similar information found in the "Sales Charge Reductions and Waivers" section beginning on page 22.
2. Purchased for a Fidelity account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account.)
6. If you are a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee.
Effective August 30, 1996, Class A of the fund has been renamed Class T and a new class of shares (Class A) will be available for purchase on or about September 3, 1996.
The following information replaces the fifth paragraph on page 3 in the "Who May Want to Invest" section.
The fund is composed of multiple classes of shares. Each class of the fund has a common investment objective and investment portfolio. Class A and Class T shares have a front-end sales charge, and pay distribution fees. Class T shares may bear a contingent deferred sales charge (CDSC). Class B shares do not have a front-end sales charge, but do have a CDSC, and pay a distribution fee and a shareholder service fee. Institutional Class shares have no sales charge, and do not pay a distribution fee or a shareholder service fee, but are only available to certain types of investors. You may obtain more information about shares of Institutional Class, Class A, Class T, and Class B, which are not offered through this prospectus, by calling 1-800-843-3001.
Effective March 11, 1996, the following information updates the portfolio manager discussion found in the "FMR and Affiliates" section on page 8. Harris B. Leviton is vice president and manager of Advisor Strategic Opportunities, which he has managed since March 1996. Previously, he managed Retirement Growth Select Electronics, and Convertible Securities from 1990 to 1992. Mr. Leviton joined Fidelity in 1986.